UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                    --------

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 8, 2004.


                           ANDRESMIN GOLD CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its chapter)


          Montana                        000-33057               84-1365550
          -------                        ---------               ----------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation                  File Number)         Identification No.)

1450 - 409 Granville St., Vancouver, British Columbia, Canada           V6C 1T2
-------------------------------------------------------------           -------
          (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (604) 669-3707
                                                     --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)



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ITEM 8.01  OTHER EVENTS
-----------------------

Effective October 18, 2004, Andresmin Gold Corporation (the "Company") has by action of the Board of Directors affected a forward stock split of the Company's issued and outstanding shares of common stock on a basis of three new shares for each one old share

Effective October 18, 2004, the Company, trades under the new symbol of "AGDG" and has a new CUSIP number 034422 20 4.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press releases dated October 8, 2004, October 15, 2004, October 25, 2004, November 1, 2004 and November 2, 2004, attached hereto as Exhibits
99.1 through 99.5.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

Exhibit No.          Description
-----------          -----------
Exhibit 99.1         Press Release dated October 8, 2004.
Exhibit 99.2         Press Release dated October 15, 2004
Exhibit 99.3         Press Release dated October 25, 2004
Exhibit 99.4         Press Release dated November 1, 2004
Exhibit 99.5         Press Release dated November 2, 2004

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 4, 2004

                                             ANDRESMIN GOLD CORPORATION


                                             By:    /s/ Ian Brodie
                                                --------------------------------
                                             Name:   Ian Brodie
                                             Title:  President and Director